Green Dot Corporation Investor Presentation First Quarter 2012

Non-GAAP Financial Measures
During this presentation, references to financial measures of Green Dot Corporation will include references to non-GAAP financial measures. For an explanation to the most directly comparable GAAP financial measures, see the Appendix to these materials or the Supplemental Non-GAAP Financial Information available at Green Dot Corporation’s investor relations website at http://ir.greendot.com/ under “Financial Information.”
Caution About Forward-Looking Statements
This presentation contains forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include any statements regarding future events that involve risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements contained in this presentation, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from those projected include, among other things, the Company's dependence on revenues derived from Walmart and three other retail distributors, the Company's reliance on retail distributors for the promotion of its products and services, demand for the Company's products and services, competition, continued and improving returns from the Company’s investments in new growth initiatives, the Company's ability to operate in a highly regulated environment, changes to existing laws or regulations affecting the Company's operating methods or economics, the Company's reliance on third-party vendors and card issuing banks, changes in credit card association or other network rules or standards, changes in card association and debit network fees or products or interchange rates, instances of fraud or developments in the prepaid financial services industry that impact prepaid debit card usage generally, business interruption or systems failure, potential difficulties in integrating operations of acquired entities and acquired technologies and the Company's involvement litigation or investigations.  These and other risks are discussed in greater detail in the Company's Securities and Exchange Commission filings, including its quarterly report on Form 10-Q, which is available on the Company's investor relations website at http://ir.greendot.com/ and on the SEC website at www.sec.gov. All information provided in this release and in the attachments is as of January 26, 2012, and the Company assumes no obligation to update this information as a result of future events or developments.

Sec
Green Dot Overview

Green Dot at a glance Prepaid innovator identified need Leading reload network Proprietary technology Identified need for payment card products and financial services solutions for the underbanked First to develop nationwide sales program for general purpose reloadable (GPR) prepaid cards at retail stores Developed leading nationwide reload network with ~59,000 retail locations Provides reloads for >120 programs Built proprietary “operating system” to enable card purchases, activations and reloads at retail point-of-sale Green Dot is the Pioneer of Prepaid

Green Dot's Mission Convenience Access Value Help people manage their money much better for much less Green Dot active cardholders pay <$7/month in total fees Banked households pay ~$18/month in overdraft fees alone, on average 1 Provide mass access to simple, inexpensive, low-hassle financial products Green Dot’s retail distribution reaches 94% of Americans 2 Provide feature-rich products Visa/MasterCard worldwide acceptance Free online bill pay and ATM access Free customer service & account tools Green Dot is a fair and easy to understand advocate for underserved consumers 1 Based on Moebs Services estimate for banking industry total overdraft fee revenues for 2010 2 Based on a Scarborough research survey conducted between February 2009 and March 2010

Know the Banking System Have Meaningful Income Have Been Verified Most have used a traditional bank in the past About half still hold a traditional bank savings or checking account Typically earn $15-75K annually Most are ages 25-45; Slightly more female 65% Caucasian, 20% African American, 10% Hispanic All cardholders must pass Patriot Act compliant identification verification Green Dot serves a large and growing base of customers

Investment highlights Very large addressable market early in its adoption cycle Recognized leadership in the GPR prepaid market Disruptive technology and offering to traditional banking model Vertically integrated model with powerful network effects Barriers to entry around brand, compliance, distribution, network Sustainable robust organic top/bottom-line growth

Large Addressable Market Opportunity

	Definition	Approximate Size (M)	Addressable Portion	Addressable (%)	Addressable (M)
Never Banked	No one in household has or ever has had a checking or savings account	13	Excludes the 37% indicating "do not have enough money to need account" on FDIC survey	62%	8
Previously Banked	No one in household has checking or savings account but at least one person did previously	14	Excludes the 34% indicating "do not have enough money to need account" on FDIC survey	63%	9
Under-Banked	Someone in household has checking or savings account, but also uses alternative financial services*	43	Those from households earning less than $75K	84%	36
Banked	Have checking or savings account and do not use alternative financial services*	161	Those from households earning less than $75K	67%	107
Total		**231**			**160**

Addressable market for Green Dot products is large & underpenetrated

Source: FDIC National Survey of Unbanked / Underbanked Households; Federal Reserve Bank; U.S. Census; CFSI

* Incl non-bank check cashing, payday lending, pawn shops, rent-to-own, refund anticipation. Note: Addressable (%) also ex 0.8% Never Banked and 1.2% Prev-Banked from HH earning >$75K

7

Our Top Shelf GPR Product Suite Reloadable Prepaid Cards Network-branded debit cards linked to an FDIC-insured transactional account MoneyPak Acts as a “deposit slip” enabling the loading of cash for a variety of uses, prepaid and beyond GDOT provides easy to use, low cost and integrated financial solutions

Our Retail-Centric Distribution Model… Discount Convenience Grocery Drug Partners Emerging Online Payroll Gov’t Bank Affinity Green Dot sells basic financial products alongside other household necessities at retail locations

… is Superior to any Money Center Bank 59,000 retail outlets 22,000 ATMs Green Dot’s retail distribution reaches 94% of Americans* * Based on a Scarborough research survey conducted between February 2009 and March 2010 Note: Bank of America and Chase retail outlets and ATMs are as of December 2010; Wells Fargo and Cititbank retail outlets and ATMs are as of September 2011

Walmart Relationship at a Glance


$3
Issuance Fee
DEBIT
VISA
Walmart
MoneyCard
Reloadable Prepaid Visa Card
For Everyday Use
Not a Gift Card. See Back Panel for Fee Information.

- **Exclusive partner to Walmart since 2006**
  - >2 million active WMT MoneyCards
- **Under contract through May 2015**
  - Third long-term contract executed together
- **Highly customized and integrated private label program with a large cardholder base**
- **Helps Green Dot maintain its strong leadership position in the market**
- **Walmart owns ~5% of Green Dot equity, promoting long-term alignment of interests**

Green Dot is partnered with the world's leading retailer

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Green Dot Network is Key Differentiator

Use Cash at ~59,000 Retail Locations to…





green dot

Load Funds onto Cards
- Green Dot cards
- Competitors' cards
- Other networks

Transfer Funds
- PayPal
- First Data
- ADP
- Future applications

Emerging Uses
- Bill Pay
- Mobile Payments

Green Dot is the leading proprietary reload network in the U.S.

12

Business Model Displays Powerful Network Effects The more MoneyPaks we sell The more retailers we add The more cardholders we acquire The more network partners we sign on As our network grows larger, we create an even deeper moat

How Does Green Dot… Have ~59,000 “service locations”? Issue millions of accounts and take billions of deposits? Offer one of the largest nationwide surcharge-free ATM networks? Allow its customers to pay bills and send money without having to print or mail a single check? Offer low-priced banking services with high profit margins? Maintain strict levels of compliance and controls? It’s our proprietary technology!

Proprietary *Green PlaNET* Processing Platform



Future Innovation
Check 21 imaging
Money Transfer
Distribution
Retail locations
Online Acquisition
3rd Party Resellers
Infrastructure
Plug N'Play Integration
Network Monitoring/Alerts
Disaster Recovery
Connectivity
Money Out
Debit Cards
ATM / Cash Advance
Bill Pay • PayPal
Money Transfers
3rd Party Processors
Customer In
Package Encoding
Logistic and Distribution
POS Integration
Enrollment Process
Financial Settlement
GREEN PLANET
Product Functionality
ATM/POS Acceptance
Online Bill Pay
Direct Deposit
VIP Plans
Reloadability Instant Issue
Money In
Direct Deposit
Cash Deposit • ACH
Checks
MoneyPak
Gateway Connectivity
Visa • MC
ATM Networks
TSYS
Regulatory
Audit • Monitoring
CIP/BSA • Risk Controls
Lost/Stolen Processing
OFAC • AML
Dispute Resolution
Customer Touch points
Debit Cards
Web • IVR • Call Center
• Mobile apps
Hand held • ATM
Email • Statements

Green PlaNET enables consumers, retailers and partners to transact in a secure, compliant and real-time environment

15

Green Dot’s Vertical Integration Allows it to… Card Issuing Card Processing Program Management Distribution Reload Network Innovate and launch new and upgraded products rapidly Integrate new network participants quickly Mitigate risk (vendor, regulatory and legislative) effectively Operate efficiently (lower costs) Green Dot is THE scale player within GPR

Green Dot is a Leader in… Distribution Network Scale Brand Proprietary Technology Regulatory Compliance Green Dot Has ... 59,000 retail locations reaching 94% of Americans Leading proprietary reload network More than 4mm active accounts Most- highly recognized GPR card brand Green PlaNET platform Green Dot Bank (acquisition closed Dec 2011) Green Dot has built high barriers to entry over the past decade

Driving Robust Organic Growth Strong Secular Trends More Distribution New Products More Usage Acquisitions Shift from cash to debit Credit is disfavored; “Pay Now” is in favor Dissatisfaction with banks Increase penetration New partnerships New channels(online, government, payroll) New bank-issued products outside of prepaid New co-branded private label programs New products targeting different needs Increase direct deposit penetration Attract more long-term need customers New features and simpler fee plans New products New channels New markets Confident in ability to deliver strong sustainable organic growth

Financial Summary

Financial Highlights High Growth Stable and Predictable Strong Operating Leverage Low Capital Intensity Strong secular growth dynamics (card +9%, cash/checks flat) 1 Leadership position with low penetration Network-effect business model Strong top-line visibility Long-term contracts w/ national distribution partners Steadily improving cardholder retention No credit risk or interest rate risk in cardholder base Industry-leading scale, stable customer acquisition costs Margin expansion opportunities Once at scale, minimal capital required for continued growth Low maintenance capex (~4-5% of revenue) 2 Minimal working capital requirements Debt-free, $257 million of cash, cash equivalents, and investments2 1 Nilson issue #985 (December 2011) 2 As of 12/31/2011

Share of Operating Metrics from Intuit Intuit had the greatest impact during Q1 GDV New Cards Activated Active Cards Cash Transfers Applied

Customer Acquisition New Cards Activated Active Cards Strong growth in new card activations is important factor driving rapid growth of our active card portfolio Note: Numbers for calendar years ended December 31; CAGR data from 2006 to 2011 for New Cards Activated,; GAGR data from 2005 to 2011 for Active Cards

Transactional Volume Gross Dollar Volume (GDV) Cash Transfers New and existing customers are using our cards and services more frequently Note: Numbers for calendar years ended December 31; CAGR data from 2006 to 2011

Strong Revenue Growth Non-GAAP Total Operating Revenues Non-GAAP Total Operating Revenues Breakdown Robust top-line growth has been driven organically 1 Adds back stock-based retailer incentive compensation Note: Numbers for calendar years ended December 31; reconciliation for adjustments can be found on slide 29

Adjusted EBITDA and Margin Inherent scalability readily apparent after lapping Walmart renewal 1Adds back stock-based compensation expense and stock-based retailer incentive compensation 2 Represents adjusted EBITDA divided by non-GAAP total operating revenues 3 Margin lower in 2010 due to revised Walmart commission structure associated with new 5yr contract signed May 2010 Note: Numbers for calendar years ended December 31; reconciliation for adjustments can be found on slide 29

Low Capital Intensity and Strong Cash Flow Capex / Total Operating Revenues Cash Flows From Operations Less Capex Green Dot’s business model is capital efficient and generates strong free cash flows

Investment Highlights Very large addressable market early in its adoption cycle Recognized leadership in the GPR prepaid market Disruptive technology and offering to traditional banking model Vertically integrated model with powerful network effects Barriers to entry around brand, compliance, distribution, network Sustainable robust organic top/bottom-line growth Green Dot is a champion of the financially-underserved

Appendix

Reconciliation of Non-GAAP Financial Measures

Investor Relations Contact Chris Mammone 626.775.1742 cmammone@greendot.com